UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2018

Myovant Sciences Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-37929	98-1343578
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom	Not Applicable
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: +44 203 318 9709

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.02 Unregistered Sale of Equity Securities

See Item 1.01 of the Current Report on Form 8-K filed by Myovant Sciences Ltd. (the “Company”) on April 3, 2018, which is incorporated by reference herein, regarding that certain share purchase agreement (the “Purchase Agreement”), dated April 2, 2018, with Roivant Sciences Ltd. (the “Purchaser”), pursuant to which the Company issued and sold to Purchaser 1,110,015 of its common shares at a purchase price of $20.27 per common share in a private placement (the “Private Placement”). The Private Placement closed on April 4, 2018.

The Private Placement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchaser represented that it is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act, and acquired the Company’s common shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Company’s common shares were offered without any general solicitation by the Company or its representatives.

The Company’s common shares issued and sold in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the Company’s common shares under the Securities Act or an applicable exemption from the registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myovant Sciences Ltd.

Date: April 4, 2018	By:	/s/ Frank Karbe
		Name:	Frank Karbe
		Title:	Principal Financial and Accounting Officer